SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES

EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)                                      September 6, 2005

ELECTRONICS BOUTIQUE HOLDINGS CORP.

(Exact Name of registrant as specified in charter)

Delaware	000-24603	51-0379406
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

931 South Matlack Street, West Chester, PA		19382
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (610) 430-8100

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒  Written communications pursuant to Rule 425 under the Securities Act  (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 40.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01                                         Other Event.

On September 6, 2005, GameStop Corp. and Electronics Boutique Holdings Corp. jointly issued a press release announcing that the registration statement relating to the combination of the two companies had been declared effective by the U.S. Securities and Exchange Commission and that each company had confirmed October 6, 2005 as the date of their respective shareholders’ meetings to consider the proposed merger.  A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01                                         Financial Statements and Exhibits.

c)                                     Exhibits

The following exhibit is filed in accordance with Item 601 of Regulation S-K:

Exhibit 99.1                                    Press Release dated September 6, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Electronics Boutique Holdings Corp.

	By:	/s/ James A. Smith
		Name:	James A. Smith
		Title:	Senior Vice President
and Chief Financial Officer

Date: September 6, 2005

EXHIBIT INDEX

99.1                           Press Release dated September 6, 2005